UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2004

                                K2 DIGITAL, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       1-11873                  13-3886065
----------------------------      -------------------       --------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

         770 Lexington Ave. 6th Fl. New York, NY             10021
         ------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (212)  935-6000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Effective July 29, 2004 the Registrant signed a Merger Agreement with SunriseUSA, Inc. ("Sunrise"), a Delaware Corporation and K2 Acquisition Corporation ("Acquisition"), a Delaware Corporation. Pursuant to the Merger Agreement, the Registrant, Sunrise and Acquisition will consummate a merger wherein the shareholders of Sunrise will exchange all of the issued and outstanding common stock of Sunrise for newly issued shares of common and preferred stock of K2, Acquisition will merge with and into Sunrise, and Sunrise will become a wholly-owned subsidiary of K2. Post Merger, the current shareholders of the Registrant will own a minimum of 2.5% of the surviving entity, which percentage may be adjusted upward to 3.5% of the surviving entity if a minimum new equity funding has not been received by December 31, 2004. In addition, the percentage will be adjusted upward to 3.5% if the minimum valuation of shares owned by current shareholders of the Registrant after the Merger is complete and equity financing closed is not at least $533,000 based on the price per share to new shareholders in the equity financing. This equates to or approximately $.11 per share, based upon 4,982,699 currently issued and outstanding shares.

Sunrise is a privately held holding company that was founded with the objective of capitalizing on emerging opportunities within rural USA cable markets. Ultimately, the Company will provide bundled telecommunication and cable services that will represent a convenient alternative to the single product offerings of competing vendors.

The Merger is subject to a number of conditions, including private equity funding of not less than $3,000,000. In addition, Sunrise will be responsible for payment of all expenses related to the transaction.

The parties anticipate closing the transaction before the end of the year.

ITEM 7.  EXHIBITS

EXHIBIT           NO. EXHIBIT
-------           -----------

99.1 Merger Agreement dated as of July 23, 2004 by and among K2 Digital, Inc., K2 Acquisition Corporation and Sunrise USA, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      K2 DIGITAL, INC.
                                           (Registrant)

July 30, 2004

                                      By:  /s/ Gary Brown
                                      ------------------------------------
                                      Name:  Gary Brown
                                      Title: President
                                      Principal Financial and Accounting Officer